Contact:  Kathleen Campbell, Marketing Director                                                                                                                                                   First Citizens Community Bank
570-662-0422                                                                                                                                                                                                 15 S. Main Street
570-662-8512 (fax)                                                                                                                                                                                    Mansfield, PA 16933

Citizens Financial Services, Inc. Reports unaudited Third quarter 2017 Financial Results

MANSFIELD, PENNSYLVANIA— October 26, 2017 – Citizens Financial Services, Inc. (OTC BB: CZFS), parent company of First Citizens Community Bank, released today its unaudited financial results for the three and nine months ended September 30, 2017.

Highlights

•	Year-to-date net income of $10.4 million, which is 10.1% higher than 2016's year-to-date income through September 30, 2016.

•	Net interest income before the provision for loan losses of $31.0 million for the nine months ended September 30, 2017, which is a $2.9 million, or 10.4%, increase over the same period a year ago.

•	Net loan growth of $106.0 million since December 31, 2016, or 13.4%.

•	Annualized return on average equity for the three and nine months ended September 30, 2017 was 11.16% and 10.81%, compared to 10.17% and 10.28% for the three and nine months ended September 30, 2016.

•	Annualized return on average assets for the three and nine months ended September 30, 2017 was 1.15% and 1.12%, compared to 1.06% for both the three and nine months ended September 30, 2016.

Nine Months Ended September 30, 2017 Compared to 2016

•
For the nine months ended September 30 2017, net income totaled $10,421,000 which compares to net income of $9,467,000 for the first nine months of 2016, an increase of $954,000 or 10.1%.  Basic earnings per share of $2.99 for the first nine months of 2017 compares to $2.70 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2017 and 2016 was 10.81% and 10.28%, while annualized return on assets was 1.12% and 1.06%, respectively.

•
Net interest income before the provision for loan loss for the nine months ended September 30, 2017 totaled $31,018,000 compared to $28,088,000 for the nine months ended September 30, 2016, resulting in an increase of $2,930,000, or 10.4%.    Average interest bearing assets increased $60.4 million for the nine months ended September 30, 2017 compared to the same period last year.  Average loans increased $154.8 million while average investment securities decreased $75.9 million. The net interest margin for the nine months ended September 30, 2017 was 3.78% compared to 3.67% for the same period last year.

•
The provision for loan losses for the nine months ended September 30, 2017 was $1,740,000 compared to $770,000 for the nine months ended September 30, 2016, an increase of $970,000.  The increased provision primarily reflects the loan growth experienced during 2017.

•
Total non-interest income was $5,844,000 for the nine months ended September 30, 2017, which is comparable to $5,807,000 for the same period last year.  Increases in gains on loans sold, trust income, and investment securities gains were offset by decreases in brokerage and insurance.

•
Total non-interest expenses for the nine months ended September 30, 2017 totaled $21,604,000 compared to $21,413,000 for the same period last year, which is an increase of $191,000, or .9%.  Salaries and benefits increased $813,000 primarily due to the increased costs associated with the additional lending teams hired during the second and third quarters of 2016, branch and loan production office expansion, and normal employee merit increases. Other expenses decreased $712,000, which was primarily due to a decrease in the number of customers' accounts being compromised and experiencing fraudulent charges.

Third Quarter of 2017 Compared to the Third Quarter of 2016

•
For the three months ended September 30, 2017, net income totaled $3,650,000 which compares to net income of $3,153,000 for the third quarter of 2016, an increase of $497,000, or 15.8%.  Basic earnings per share of $1.05 for the third quarter of 2017 compares to $.90 for the third quarter last year.  Annualized return on equity for the three months ended September 30 2017 and 2016 was 11.16% and 10.17%, while annualized return on assets was 1.15% and 1.06%, respectively.

•
Net interest income before the provision for loan loss was $10,617,000 compared to $9,712,000 for the third quarter last year, an increase of $905,000.  Average interest bearing assets increased $80.1 million, including an increase in average loans of $168.5 million.  This was offset by a decrease in average investment securities of $81.1 million.  The net interest margin for the three months ended September 30, 2017 was 3.79% compared to 3.78% for the same period last year.

•
Total non-interest income was $1,921,000 for the three months ended September 30, 2017, which is essentially unchanged from $1,908,000 a year ago.  Increases in gains on loans sold and trust income were offset by decreases in brokerage and insurance revenues.

•
Total non-interest expenses for the three months ended September 30, 2017 totaled $7,247,000 compared to $7,200,000 for the same period last year.  Generally, decreases in most categories were offset by an increase in ORE expenses.  This increase was primarily due to a recovery of ORE expenses in the third quarter last year.

Balance Sheet and Other Information:

•	At September 30, 2017, total assets were $1.27 billion which compares to $1.22 billion at December 31, 2016 and $1.20 billion at September 30, 2016.

•
Available for sale securities of $263.6 million at September 30, 2017 decreased $50.4 million from December 31, 2016 and $85.6 million from September 30, 2016. The decrease was utilized to fund growth in the loan portfolio, which is part of the balance sheet strategy to shift interest earning assets into loans.

•
Net loans as of September 30, 2017 totaled $896.7 million and have increased $106.0 million from December 31, 2016 and $153.6 million from September 30, 2016. The growth was driven primarily by agricultural real estate loans and other agricultural loans, which since December 31, 2016 have increased $94.1 million.

•
The allowance for loan losses totaled $10,447,000 at September 30, 2017 which is an increase of $1,561,000.  The increase is due to recording a provision for loan loss of $1,740,000 and recoveries of $61,000, offset by charge-offs of $240,000.  Annualized net charge-offs through September 30, 2017 was .03%.  The allowance as a percent of total loans was 1.15% as of September 30, 2017 compared to 1.11% as of December 31, 2016.

•
Deposit growth has increased $46.6 million from December 31, 2016, to $1.05 billion at September 30, 2017.  Borrowed funds have decreased $6.0 million from December 31, 2016 to September 30 2017.  This decrease is attributable to the increase in deposits and decrease in investment securities, which have funded the loan growth in 2017.

•
Stockholders' equity totaled $129.9 million at September 30, 2017, which compares to $123.3 million at December 31, 2016, an increase of $6.6 million.  The increase was attributable to net income for the nine months ended September 30, 2017 totaling $10.4 million and net treasury share transactions of $300,000.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized gain on available for sale investment securities increased $.3 million from the end of 2016.  These were offset by cash dividends of $4.4 million.

Dividend Declared

On September 5, 2017, the Board of Directors declared a cash dividend of $0.43 per share, which was paid on September 29, 2017 to shareholders of record at the close of business on September 15, 2017. The quarterly cash dividend is an increase of 7.5% over the regular cash dividend of $0.40 per share declared one year ago, as adjusted for the 5% stock dividend declared in June 2017.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

CITIZENS FINANCIAL SERVICES, INC.
CONSILIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(in thousands, except share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30		September 30
	2017	2016	2017	2016
Income and Performance Ratios
Net Income	$3,650	$3,153	$10,421	$9,467
Return on average assets (annualized)	1.15%	1.06%	1.12%	1.06%
Return on average equity (annualized)	11.16%	10.17%	10.81%	10.28%
Return on average tangible equity (annualized)	13.53%	12.51%	13.17%	12.70%
Net interest margin (tax equivalent)	3.79%	3.78%	3.78%	3.67%
Earnings per share - basic	$1.05	$0.90	$2.99	$2.70
Earnings per share - diluted	$1.05	$0.90	$2.99	$2.69
Cash dividends paid per share	$0.430	$0.400	$1.240	$1.183

Asset quality
Allowance for loan and lease losses	$10,447	$8,194	$10,447	$8,194
Non-performing assets	$13,564	$11,770	$13,564	$11,770
Allowance for loan and lease losses/total loans	1.15%	1.09%	1.15%	1.09%
Non-performing assets to total loans	1.50%	1.57%	1.50%	1.57%
Annualized net charge-offs (recoveries) to total loans	0.01%	-0.18%	0.03%	-0.06%

Equity
Book value per share	$37.52	$35.36	$37.52	$35.36
Tangible Book value	$30.95	$28.77	$30.95	$28.77
Market Value (Last trade of month)	$57.00	$50.40	$57.00	$50.40
Common shares outstanding	3,491,511	3,345,564	3,491,511	3,345,564
Number of shares used in computation - basic	3,482,936	3,505,526	3,480,760	3,512,187
Number of shares used in computation - diluted	3,485,221	3,507,220	3,482,634	3,513,885

Other
Total Risk Based Capital Ratio (a)	14.41%	15.72%	14.41%	15.72%
Tier 1 Risk Based Capital Ratio (a)	13.22%	14.62%	13.22%	14.62%
Common Equity Tier 1 Risk Based Capital Ratio (a)	12.39%	13.64%	12.39%	13.64%
Leverage Ratio	9.75%	9.55%	9.75%	9.55%
Average Full Time Equivalent Employees	251.8	257.8	253.2	251.0
Loan to deposit Ratio	88.58%	74.21%	85.88%	74.21%

Balance Sheet Highlights	September 30	December 31	September 30
	2017	2016	2016

Assets	$1,269,787	$1,223,018	$1,197,654
Investment securities - Available for sale	263,588	314,017	349,154
Loans (net of unearned income)	907,162	799,611	751,293
Allowance for loan losses	10,447	8,886	8,194
Deposits	1,052,105	1,005,503	1,008,747
Stockholders' Equity	129,882	123,268	125,550

(a) Presented as projected for September 30, 2017 and actual for the remaining period

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30	December 31	September 30
(in thousands except share data)	2017	2016	2016
ASSETS:
Cash and due from banks:
Noninterest-bearing	$12,887	$16,854	$15,459
Interest-bearing	928	900	912
Total cash and cash equivalents	13,815	17,754	16,371

Interest bearing time deposits with other banks	10,031	6,955	6,955

Available-for-sale securities	263,588	314,017	349,154

Loans held for sale	1,431	1,827	576

Loans (net of allowance for loan losses: $10,447 at September 30, 2017;
$8,886 at December 31, 2016 and $8,194 at September 30, 2016)	896,715	790,725	743,099

Premises and equipment	16,624	17,030	17,143
Accrued interest receivable	3,786	4,089	3,988
Goodwill	21,089	21,089	21,089
Bank owned life insurance	26,722	26,223	26,050
Other intangibles	1,872	2,096	2,059
Unsettled security sales	-	7,759	-
Other assets	14,114	13,454	11,170

TOTAL ASSETS	$1,269,787	$1,223,018	$1,197,654

LIABILITIES:
Deposits:
Noninterest-bearing	$154,142	$147,425	$149,848
Interest-bearing	897,963	858,078	858,899
Total deposits	1,052,105	1,005,503	1,008,747
Borrowed funds	73,628	79,662	51,859
Accrued interest payable	731	720	636
Other liabilities	13,441	13,865	10,862
TOTAL LIABILITIES	1,139,905	1,099,750	1,072,104
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2017 or 2016	-	-	-
Common stock
$1.00 par value; authorized 15,000,000 shares at September 30, 2017, December 31, 2016 and September 30, 2016; issued 3,869,939 at September 30, 2017 and 3,704,375 at
December 31, 2016 and September 30, 2016	3,870	3,704	3,704
Additional paid-in capital	51,091	42,250	42,241
Retained earnings	88,318	91,278	89,501
Accumulated other comprehensive income (loss)	(1,128)	(1,392)	1,390
Treasury stock, at cost: 378,428 shares at September 30, 2017; 384,671 shares at
December 31, 2016 and 358,811 shares at September 30, 2016	(12,269)	(12,572)	(11,286)
TOTAL STOCKHOLDERS' EQUITY	129,882	123,268	125,550
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,269,787	$1,223,018	$1,197,654

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2017	2016	2017	2016
INTEREST INCOME:
Interest and fees on loans	$10,659	$9,204	$30,680	$26,387
Interest-bearing deposits with banks	49	50	129	185
Investment securities:
Taxable	762	897	2,341	2,800
Nontaxable	588	733	1,857	2,259
Dividends	62	64	191	205
TOTAL INTEREST INCOME	12,120	10,948	35,198	31,836
INTEREST EXPENSE:
Deposits	1,210	1,048	3,398	3,194
Borrowed funds	293	188	782	554
TOTAL INTEREST EXPENSE	1,503	1,236	4,180	3,748
NET INTEREST INCOME	10,617	9,712	31,018	28,088
Provision for loan losses	500	500	1,740	770
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	10,117	9,212	29,278	27,318
NON-INTEREST INCOME:
Service charges	1,145	1,115	3,323	3,345
Trust	187	161	596	539
Brokerage and insurance	154	211	459	578
Gains on loans sold	134	109	383	225
Investment securities gains, net	9	-	204	155
Earnings on bank owned life insurance	166	174	499	515
Other	126	138	380	450
TOTAL NON-INTEREST INCOME	1,921	1,908	5,844	5,807
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,237	4,285	12,880	12,067
Occupancy	475	485	1,479	1,385
Furniture and equipment	159	164	444	492
Professional fees	286	283	854	836
FDIC insurance	95	175	295	492
Pennsylvania shares tax	243	240	767	630
Amortization of intangibles	74	82	223	246
ORE expenses (recovery)	171	(71)	343	234
Other	1,507	1,557	4,319	5,031
TOTAL NON-INTEREST EXPENSES	7,247	7,200	21,604	21,413
Income before provision for income taxes	4,791	3,920	13,518	11,712
Provision for income taxes	1,141	767	3,097	2,245
NET INCOME	$3,650	$3,153	$10,421	$9,467

PER COMMON SHARE DATA:
Net Income - Basic	$1.05	$0.90	$2.99	$2.70
Net Income - Diluted	$1.05	$0.90	$2.99	$2.69
Cash Dividends Paid	$0.430	$0.400	$1.240	$1.183

Number of shares used in computation - basic	3,482,936	3,505,526	3,480,760	3,512,187
Number of shares used in computation - diluted	3,485,221	3,507,220	3,482,634	3,513,885

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Sep 30	June 30	March 31,	Dec 31	Sep 30
	2017	2017	2017	2016	2016
Interest income	$12,120	$11,778	$11,300	$11,169	$10,948
Interest expense	1,503	1,374	1,303	1,293	1,236
Net interest income	10,617	10,404	9,997	9,876	9,712
Provision for loan losses	500	625	615	750	500
Net interest income after provision for loan losses	10,117	9,779	9,382	9,126	9,212
Non-interest income	1,912	1,865	1,863	1,992	1,908
Investment securities gains, net	9	23	172	100	-
Non-interest expenses	7,247	7,166	7,191	7,258	7,200
Income before provision for income taxes	4,791	4,501	4,226	3,960	3,920
Provision for income taxes	1,141	1,033	923	789	767
Net income	$3,650	$3,468	$3,303	$3,171	$3,153
Earnings Per Share Basic	$1.05	$1.00	$0.95	$0.91	$0.90
Earnings Per Share Diluted	$1.05	$1.00	$0.95	$0.91	$0.90

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30
	2017			2016
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	8,552	3	0.16	17,864	16	0.36
Interest bearing time deposits at banks	8,953	47	2.07	6,956	34	1.92
Total investment securities	263,168	1,715	2.61	344,299	2,071	2.41
Loans, net of discount (2)(3)(4)	897,160	10,986	4.86	728,616	9,545	5.21
Total interest-earning assets	1,177,833	12,751	4.30	1,097,735	11,666	4.23
Cash and due from banks	6,739			7,587
Bank premises and equipment	16,722			17,220
Other assets	64,851			65,369
Total non-interest earning assets	88,312			90,176
Total assets	1,266,145			1,187,911
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	327,391	295	0.36	299,091	219	0.29
Savings accounts	180,891	49	0.11	171,064	46	0.11
Money market accounts	134,610	178	0.53	125,718	136	0.43
Certificates of deposit	263,065	688	1.04	267,235	647	0.96
Total interest-bearing deposits	905,957	1,210	0.53	863,108	1,048	0.48
Other borrowed funds	61,215	293	1.90	40,397	188	1.85
Total interest-bearing liabilities	967,172	1,503	0.62	903,505	1,236	0.54
Demand deposits	153,747			148,563
Other liabilities	14,388			11,803
Total non-interest-bearing liabilities	168,135			160,366
Stockholders' equity	130,838			124,040
Total liabilities & stockholders' equity	1,266,145			1,187,911
Net interest income		11,248			10,430
Net interest spread (5)			3.68%			3.69%
Net interest income as a percentage
of average interest-earning assets			3.79%			3.78%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			121%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 34%.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30
	2017			2016
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	8,919	12	0.18	27,765	81	0.39
Interest bearing time deposits at banks	7,740	117	2.03	7,326	105	1.91
Total investment securities	283,847	5,345	2.51	359,766	6,427	2.38
Loans, net of discount (2)(3)(4)	864,294	31,649	4.90	709,539	27,445	5.17
Total interest-earning assets	1,164,800	37,123	4.26	1,104,396	34,058	4.12
Cash and due from banks	6,650			7,431
Bank premises and equipment	16,871			17,249
Other assets	55,874			57,653
Total non-interest earning assets	79,395			82,333
Total assets	1,244,195			1,186,729
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	322,084	829	0.34	301,885	687	0.30
Savings accounts	178,806	141	0.11	173,108	139	0.11
Money market accounts	126,874	469	0.49	118,252	392	0.44
Certificates of deposit	262,321	1,959	1.00	273,007	1,976	0.97
Total interest-bearing deposits	890,085	3,398	0.51	866,252	3,194	0.49
Other borrowed funds	58,651	782	1.78	39,801	554	1.86
Total interest-bearing liabilities	948,736	4,180	0.59	906,053	3,748	0.55
Demand deposits	152,188			145,663
Other liabilities	14,686			12,258
Total non-interest-bearing liabilities	166,874			157,921
Stockholders' equity	128,585			122,755
Total liabilities & stockholders' equity	1,244,195			1,186,729
Net interest income		32,943			30,310
Net interest spread (5)			3.67%			3.57%
Net interest income as a percentage
of average interest-earning assets			3.78%			3.67%
Ratio of interest-earning assets
to interest-bearing liabilities			123%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 34%.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
SUMMARY OF LOANS BY TYPE
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Real estate:
Residential	$206,389	$205,725	$203,817	$207,423	$205,092
Commercial	273,624	271,342	267,097	252,577	251,149
Agricultural	207,052	188,547	156,299	123,624	88,555
Construction	17,074	25,569	26,118	25,441	18,774
Consumer	10,784	10,603	10,508	11,005	11,226
Other commercial loans	56,222	56,952	59,800	58,639	57,062
Other agricultural loans	34,066	32,974	24,227	23,388	21,196
State & political subdivision loans	101,951	96,337	97,441	97,514	98,239
Total loans	907,162	888,049	845,307	799,611	751,293
Less allowance for loan losses	10,447	9,979	9,405	8,886	8,194
Net loans	$896,715	$878,070	$835,902	$790,725	$743,099

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$3,360	$2,927	$2,548	$2,999	$7,835

Non-accrual loans	$11,821	$11,511	$10,482	$11,454	$10,031
Loans past due 90 days or more and accruing	173	812	1,015	405	541
Non-performing loans	$11,994	$12,323	$11,497	$11,859	$10,572
OREO	1,570	1,194	1,248	1,036	1,198
Total Non-performing assets	$13,564	$13,517	$12,745	$12,895	$11,770

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2017	2017	2017	2016	2016
Balance, beginning of the period	$9,979	$9,405	$8,886	$8,194	$7,359
Charge-offs	(56)	(65)	(119)	(68)	(173)
Recoveries	24	14	23	10	508
Net (charge-offs) recoveries	(32)	(51)	(96)	(58)	335
Provision for loan losses	500	625	615	750	500
Balance, end of period	$10,447	$9,979	$9,405	$8,886	$8,194